AMENDMENT No. 1 made as of this 1st day of August, 1997 (this
"AMENDMENT") to the AMENDED AND RESTATED SHIPBUILDING CONTRACT (the "SHIPBUILDING CONTRACT") dated as of June 26, 1997 among Navigator Gas (IOM I-A) Limited as assignee of Navigator Holdings PLC's rights, title and interest (the "BUYER") and China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (collectively, as "SELLER") for construction of one (1) 22,000 Cubic Meters Liquified Ethylene Gas Carrier (Hull No. 2245). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the SHIPBUILDING CONTRACT.

               WHEREAS, the BUYER and SELLER desire to amend certain terms and schedules of the SHIPBUILDING CONTRACT to and in accordance with Section 7 of
Article XXI of the SHIPBUILDING CONTRACT for the purpose of correcting provisions therein which have resulted from the increased cost of borrowing incurred by the BUYER to finance the acquisition of the Vessel;

                           NOW, THEREFORE, in consideration of the foregoing,
BUYER and SELLER agree as follows:


               1. Section 7(a) of Article II of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

               "(a) All payments made by the BUYER hereunder in United States Dollars and prior to Delivery and BUYER's acceptance of the VESSEL shall be in the nature of installments to the SELLER. In the event that, the VESSEL is rejected by the BUYER, or this Contract is canceled or terminated by the BUYER, all in accordance with the terms of this Contract, or if the SELLER should default in Delivery of the VESSEL or is guilty of breach of this Contract justifying a rescission thereof by the BUYER then, and in any such event, the SELLER shall refund to the BUYER an amount equal to the sum of the following:

                                    (i) the amounts set forth in Schedule 2
                           hereto calculated as of the first day of the calendar month in which the Date of Rejection occurs,

                                    (ii) an amount equal to the product of (x)
                           the difference between (1) the amount set forth on
                           Schedule 2 hereto calculated as of the first day of the calendar month immediately succeeding the month in which the Date of Rejection occurs and (2) the amount set forth on Schedule 2 hereto as of the first day of the month in which the Date of Rejection occurs and (y) a fraction the numerator of which is the numeric day of the month of the Date of Rejection and the denominator of which is 30, and

                                    (iii) the amount set forth on Schedule 3
                           hereto calculated as of the calendar month in which the Date of Rejection occurs.

If the amount as calculated above is not paid on the Date of Rejection there shall be added to such amount interest at the rate of eleven percent (11.0%) per annum from and including the Date of Rejection to but not including the date such amount is paid. Such refunds by the SELLER to the BUYER shall forthwith discharge all obligations, duties, and liabilities of each of the parties hereto to the other under this Contract. Any and all refunds made to the BUYER under this Article II, Section 7 shall be made in United States Dollars. Throughout this Contract, whenever interest is due on any amounts to be paid or refunded by either party, said interest shall be calculated as simple interest, based on the actual number of days divided by 360.

               For purposes of this Section 7(a) Date of Rejection means the date on which written notice of rejection, cancellation or rescission is delivered by BUYER to SELLER.

               All refunds made by the SELLER to the BUYER under this contract shall be paid in United States Dollars by telegraphic transfer to the BUYER's account or its assignee's account as set forth in a written notice to the SELLER from such party."

               2. Section 1(a)(ii) of Article III of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

                           "(ii) If the Delivery is not made on the Original
               Delivery Date (subject to a Permissible Delay as defined below), the SELLER shall pay the BUYER, as liquidated damages (not as penalty), the amount of $11,000 for each calendar day for the first ninety (90) calendar days of delay beyond the Extended Delivery Date (as hereinafter defined) and the amount of $14,500 for each calendar day of delay thereafter up to and including the 210th day from the Original Delivery Date ("Original Delay Period"). Liquidated damages calculated with respect to the Original Delay Period shall be recovered by the BUYER through a reduction in the Fifth Installment payable by the BUYER to the SELLER in an amount equal to such Liquidated Damages."

               3. Section 3(a) of Article XI of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

               "(a) If the BUYER is in default of payment as to any installment as provided in Paragraph 1 (a) and/or 1 (b) of this Article, the BUYER shall pay interest on such installment at the rate of eleven percent (11.0%) per annum until the date of the payment of the full amount, including all aforesaid interest. In case the BUYER shall fail to take delivery of the VESSEL when required to as provided in Section 1 (c) of this Article, the BUYER shall be deemed in default of payment of the fifth installment and shall pay interest thereon at the same rate as aforesaid from and including the day on which the VESSEL is tendered for delivery by the SELLER, as provided in Article VII
Section 6 hereof."

               4. Schedule 2 of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 2 attached hereto shall be attached as Schedule 2 to the SHIPBUILDING CONTRACT.

               5. Schedule 3 of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 3 attached hereto shall be attached as Schedule 3 to the SHIPBUILDING CONTRACT.


               6. Schedule 1 to Exhibit A of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 1 to Exhibit A attached hereto shall be attached as Schedule 1 to Exhibit A to the SHIPBUILDING CONTRACT.

               7. The parties hereto agree that the validity, enforcement and interpretation of this AMENDMENT and of each Article and part hereof be governed by and interpreted in accordance with the Laws of England.

               8. This AMENDMENT has been prepared in the English language, which shall control. This AMENDMENT has been signed in triplicate, one counterpart being retained by the BUILDER, one by CSTC and one by the BUYER.

               9. This AMENDMENT may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed on the day and year first above written.

                                   NAVIGATOR GAS (IOM I-A) LIMITED


                                   By:  /s/ Joseph Avantario
                                      ---------------------------
                                   Name:  Joseph Avantario
                                        -------------------------
                                   Title: Director
                                         ------------------------


                                   CHINA SHIPBUILDING TRADING
                                   COMPANY, LIMITED


                                   By:  /s/ Shen Yiping
                                      ---------------------------
                                   Name: Shen Yiping
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   JIANGNAN SHIPYARD


                                   By:  /s/ Gong Jingsen
                                      ---------------------------
                                   Name: Gong Jingsen
                                        -------------------------
                                   Title: Vice President
                                         ------------------------

Navigator Gas Transport PLC                                        July 31, 1997

                 SCHEDULE 1 - REFUNDMENT GUARANTEE HULL NO. 2245


                  MONTH                       DATE                      AMOUNT
                    0.0                    07-Aug-97                   4,572,200
                    0.8                    01-Sep-97                   4,602,681
                    1.8                    01-Oct-97                   4,640 783
                    2.8                    01-Nov-97                   4,678,885
                    3.8                    01-Dec-97                   4,716,986
                    4.8                    01-Jan-98                   4,755,088
                    5.8                    01-Feb-98                  11,651,490
                    6.8                    01-Mar-98                  11,746,744
                    7.8                    01-Apr-98                  11,841,998
                    8.8                    01-May-98                  11,937,252
                    9.8                    01-Jun-98                  12,032 506
                   10.8                    01-Jul-98                  12 ,27,761
                   11.8                    01-Aug-98                  12,223,015
                   12.8                    01-Sep-98                  12,318,269
                   13.8                    01-Oct-98                  12,413,523
                   14.8                    01-Nov-98                  19,367,077
                   15.8                    01-Dec-98                  19,519,484
                   16.8                    01-Jan-99                  19,671,891
                   17.8                    01-Feb-99                  19,824,297
                   18.8                    01-Mar-99                  24,548,904
                   19.8                    01-Apr-99                  24,739,412
                   20.8                    01-May-99                  24,929,921
                   21.8                    01-Jun-99                  25,120,429
                   22.8                    01-Jul-99                  26,310,937
                   23.8                    01-Aug-99                  25,501,446
                   24.8                    01-Sep-99                  25,691,954
                   25.8                    01-Oct-99                  25,882,462
                   26.8                    01-Nov-99                  26,072,971
                   27.8                    01-Dec-99                  26,263,479
                   28.8                  01-Jan-2000                  26,453,987
                   29.6                  01-Feb-2000                  26,644,496
                   30.8                  01-Mar-2000                  26,835,004
                   31.8                  01-Apr-2000                  26,949,512
                   32.8                  01-May-2000                  27,062,021
                   33.8                  01-Jun-2000                  27,172,529
                   34.8                  01-Jul-2000                  27,281,037
                   35.8                  01-Aug-2000                  27,397,546
                   36.8                  01-Sep-2000                  27,512,054
                   37.8                  01-Oct-2000                  27,593,562
                   38.8                  01-Nov-2000                  27,673,071
                   39.8                  01-Dec-2000                  27,750,579
                   40.8                  01-Jan-2001                  27,826,087
                   41.8                  01-Feb-2001                  27,908,596
                   42.8                  01-Mar-2001                  27,989,104
                   43.8                  01-Apr-2001                  28,036,612


Cambridge Partners, L.L.C.                                                 FINAL

Navigator Gas Transport PLC                                        July 31, 1997

                SCHEDULE 2 - REFUNDMENT GUARANTEE - HULL NO. 2245

                  MONTH                       DATE                       AMOUNT
                    0.0                    07-Aug-97                   4,572,200
                    0.8                    01-Sep-97                   4,602,681
                    1.8                    01-Oct-97                   4,640,783
                    2.8                     01-Nov-7                   4,678,885
                    3.8                    01-Dec-97                   4,716,986
                    4.8                    01-Jan-58                   4,755,088
                    5.8                    01-Feb-94                  11,651,490
                    6.8                    01-Mar-98                  11,746,744
                    7.8                    01-Apr-98                  11,841,998
                    8.8                    01-May-98                  11,937,252
                    9.8                    01-Jun-98                  12,032,506
                   10.8                    01-Jul-98                  12,127,761
                   11.8                    01-Aug-98                  12,223,015
                   12.8                    01-Sep-98                  12,318,269
                   13.8                    01-Oct-98                  12,413,523
                   14.8                    01-Nov-98                  19,367,077
                   15.8                    07-Dec-98                  19,519,484
                   16.8                    01-Jan-99                  19,671,897
                   17.8                    01-Feb-99                  19,824,297
                   18.8                    01-Mar-99                  24,548,904
                   19.8                    01-Apr-99                  24,739,412
                   20.8                    01-May-99                  24,929,921
                   21.8                    01-Jun-99                  25,120,429
                   22.8                    01-Jul-99                  25,310,937
                   23.8                    01-Aug-99                  25,501,446
                   24.8                    01-Sep-99                  25,691,954
                   25.8                    01-Oct-99                  25,882,462
                   26.8                    01-Nov-99                  26,072,971
                   27.8                    01-Dec-99                  26,263,479
                   28.8                  01-Jan-2000                  26,453,987
                   29.8                  01-Feb-2000                  26,644,496
                   30.8                  01-Mar-2000                  26,835,004
                   31.8                  01-Apr-2000                  26,949,512
                   32.8                  01-May-2000                  27,062,021
                   33.8                  01-Jun-2000                  27,172,529
                   34.8                  01-Jul-2000                  27,281,037
                   35.8                  01-Aug-2000                  27,397,546
                   36.8                  01-Sep-2000                  27,512,054
                   37.8                  01-Oct-2000                  27,593,562
                   38.8                  01-Nov-2000                  27,673,071
                   39.8                  01-Dec-2000                  27,750,579
                   40.8                  01-Jan-2001                  27,826,087
                   41.6                  01-Feb-2001                  27,908,596
                   42.8                  01-Mar-2001                  27,989,104
                   43.8                  01-Apr-2001                  28,036,612


Cambridge Partners, L.L.C.                                                 FINAL

Navigator Gas Transport PLC                                        July 31, 1997

                  SCHEDULE 3 - PERFORMANCE BOND - HULL NO. 2245


                  MONTH                       DATE                       AMOUNT
                    0.0                       Aug-97                   1,809,110
                    0.8                       Sep-97                   4,491,527
                    1.8                       Oct-97                   4,707,218
                    2.8                       Nov-97                   4,940,494
                    3.8                       Dec-97                   5,152,309
                    4.8                       Jan-98                   5,390,623
                    5.8                       Feb-98                   5,599,326
                    6.8                       Mar-98                   5,789,047
                    7.8                       Apr-98                   6,009,634
                    8.8                       May-98                   6,212,588
                    9.8                       Jun-98                   6,430,502
                   10.8                       Jul-98                   6,649,293
                   11.8                       Aug-98                   6,875,008
                   12.8                       Sep-98                   7,107,149
                   13.8                       Oct-98                   7,322,520
                   14.8                       Nov-98                   7,501,684
                   15.8                       Dec-98                   7,697,280
                   16.8                       Jan-99                   7,917,004
                   17.8                       Feb-99                   8,153,756
                   18.8                       Mar-99                   8,320,637
                   19.8                       Apr-99                   8,530,300
                   20.8                       May-99                   8,728,639
                   21.8                       Jun-99                   9,096,957
                   22.8                       Jul-99                   9,492,622
                   23.8                       Aug-99                   5,134,216
                   24.8                       Sep-99                   5,332,211
                   25.8                       Oct-99                   5,518,196
                   26.8                       Nov-99                   5,714,371
                   27.8                       Dec-99                   5,898,399
                   26.8                     Jan-2000                   6,105 697
                   29.8                     Feb-2000                   6,322,279
                   30.8                     Mar-2000                   6,517,722
                   31.8                     Apr-2000                   6,253,015
                   32.8                     May-2000                   5,975,863
                   33.8                     Jun-2000                   5,707,433
                   34.8                     Jul-2000                   5,444,607
                   35.8                     Aug-2000                   5,175,332
                   36.8                     Sep-2000                   4,909,363
                   37.8                     Oct-2000                   4,600,672
                   38.8                     Nov-2000                   4,300,459
                   39.8                     Dec-2000                   3,986,735
                   40.8                     Jan-2001                   3,694,792
                   41.8                     Feb-2001                   3,407,662
                   42.8                     Mar-2001                   3,085,898
                   43.8                     Apr-2001                   2,559,658


Cambridge Partners, L.L.C.                                                 FINAL